Exhibit 99.1

Windstream to acquire Broadview Networks
Advances unified communications product portfolio
Improves competitiveness and ability to serve SMB customers
Creates ~$30 million in annual operating expense synergies
Reduces leverage and accretive to free cash flow

Release date: April 13, 2017

LITTLE ROCK, Ark. and RYE BROOK, N.Y. - Windstream Holdings, Inc. (NASDAQ: WIN) announced today that it has signed a definitive agreement to acquire Broadview Networks Holdings, Inc., in an all-cash transaction valued at $227.5 million.

Broadview, headquartered in Rye Brook, N.Y., is a leading provider of cloud-based unified communications solutions to small and medium-sized businesses. The company offers a broad suite of cloud-based services under the OfficeSuite UC™ brand.

"Broadview’s unique, proprietary unified communications solutions will advance our product portfolio, improving our competitiveness and ability to provide enhanced services to business customers. The transaction also will enable us to leverage Broadview’s experienced salesforce and cloud operations across our national footprint,” said Tony Thomas, president and chief executive officer of Windstream.

“Broadview has been successful transforming its legacy telecom business into a leading provider of unified communications services to businesses that are ready to make the shift to the cloud for their communications services,” said Mike Robinson, president and chief executive of Broadview. “Windstream’s nationwide footprint, extensive portfolio of service offerings, vast distribution and attractive customer base are a natural fit for our strategic direction. We look forward to combining forces with their team to continue expanding our UCaaS business by delivering best-in-class services to customers across the country.”

Windstream intends to finance the transaction with cash reserves and available revolving credit capacity.

Windstream expects to realize approximately $30 million in annual operating synergies within two years. The transaction will improve Windstream’s balance sheet by reducing leverage through realization of synergies and will be accretive to free cash flow in the first year.

The boards of both companies unanimously approved the transaction. Broadview shareholders holding a majority of the company’s shares also approved the transaction by written consent.

The transaction is expected to close in the third quarter of 2017, subject to customary closing conditions, including receipt of necessary federal and state regulatory approvals.

Stephens Inc. and Deutsche Bank Securities Inc. are acting as financial advisers and Troutman Sanders LLP is acting as legal adviser to Windstream in the transaction.

Houlihan Lokey, Inc. and Jefferies LLC are serving as financial advisers and Willkie Farr & Gallagher LLP is serving as legal adviser to Broadview in the transaction.

An investor presentation on the transaction is available on Windstream’s website at www.windstream.com/investors.

A Broadview 2016 financial presentation is available on Broadview’s website at www.broadviewnet.com.

About Windstream

Windstream Holdings, Inc. (NASDAQ: WIN), a FORTUNE 500 company, is a leading provider of advanced network communications and technology solutions for consumers, businesses, enterprise organizations and wholesale customers across the U.S. Windstream offers bundled services, including broadband, security solutions, voice and digital TV to consumers. The company also provides data, cloud solutions, unified communications and managed services to small business and enterprise clients. The company supplies core transport solutions on a local and long-haul fiber network spanning approximately 147,000 miles. Additional information is available at windstream.com. Please visit our newsroom at news.windstream.com or follow us on Twitter at @Windstream.

About Broadview Networks

Broadview Networks is a network-based business communications provider serving customers with local and long-distance voice and data communications, patented hosted VoIP systems, data services and a full suite of managed and professional services. It also provides an innovative portfolio of bundled, hosted IP phone and cloud computing services designed to meet the unique application requirements of diverse workforce groups. Its customers benefit from award-winning customer service, including a Web-based account management tool and a primary point-of-contact for real-time, personal customer care. Additional information is available at www.broadviewnet.com.

Cautionary Statement Regarding Forward-Looking Statements

Windstream Holdings, Inc., and Broadview Networks Holdings, Inc., claim the protection of the safe-harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Forward-looking statements are typically identified by words or phrases such as “will,” “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe,” “target,” “forecast” and other words and terms of similar meaning. Forward-looking statements are subject to risks and uncertainties that could cause actual future events and results to differ materially from those expressed in the forward-looking statements.

Forward-looking statements in this press release and the investor presentation include, but are not limited to, Windstream’s 2017 guidance for revenue, adjusted OIBDAR and adjusted capital expenditures, along with statements regarding adjusted free cash flow, cash interest and cash taxes; Windstream’s ability to improve its debt profile and reduce interest costs; statements by Windstream about the benefits of the proposed transaction, including future financial and operating results, future revenue, projected synergies in operating and capital expenditures, the expected availability of net operating loss carryforwards to reduce future cash tax expenses, net leverage, adjusted OIBDA/OIBDAR, and adjusted free cash flow; Windstream’s expected dividend policy; statements by the companies regarding the expected timing of completion of the transaction that is contingent upon regulatory approvals, and Windstream’s opportunities to leverage Broadview’s proprietary products, along with plans, objectives, expectations and intentions and other statements that are not historical facts. These statements, along with other forward-looking statements regarding Windstream’s and Broadview’s overall business outlook, are based on estimates, projections, beliefs, and assumptions that Windstream believes is reasonable but are not guarantees of future events, performance or results. Actual future events and results may differ materially from those expressed in these forward-looking statements as a result of a number of important factors.

Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements are set forth in the companies’ filings with the Securities and Exchange Commission. These include risks and uncertainties relating to the ability of Windstream and Broadview to obtain the requisite regulatory approvals related to the proposed transaction; the risk that required regulatory approvals may delay the transaction or result in the imposition of conditions that could cause the parties to abandon the transaction or materially impact the financial benefits of the transaction; timing to consummate the proposed transaction; the risk that the businesses will not be integrated successfully; the risk that the cost savings and any other synergies from the transaction may not be fully realized or may take longer to realize than expected; the anticipated future cash requirements for the proposed combined company; disruption from the proposed transaction making it more difficult to maintain relationships with customers, employees or suppliers; the diversion of management time on transaction-related issues; dividend policy changes for the proposed combined company; general worldwide economic conditions and related uncertainties; and the effect of changes in governmental regulations. Neither Windstream nor Broadview will undertake any obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise.

Regulation G Disclaimer

The investor presentation referenced includes certain non-GAAP financial measures. Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures are available on our website at www.windstream.com/investors.

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Windstream Media Contact:
David Avery, 501-748-5876
david.avery@windstream.com

Windstream Investor Contact:
Christie Grumbos, 501-748-3666
christie.grumbos@windstream.com

Broadview Contact:
Jeff Blackey, 914-922-7900
jblackey@broadviewnet.com